UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 4, 2014

B-SCADA, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-150158	94-3399360
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

9030 W Fort Island Trail, Building 9

Crystal River, Florida 34429

(Address of principal executive offices, including zip code)

(352) 564-9610

(Registrant’s telephone number, including area code)

Not applicable

(Former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Our disclosure and analysis in this Current Report on Form 8-K contains some forward-looking statements. Statements that are predictive in nature, that depend upon or refer to future events or conditions or that include words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are forward-looking statements. Although we believe that these statements are based upon reasonable assumptions, they are subject to several risks and uncertainties.

Investors are cautioned that our forward-looking statements are not guarantees of future performance and the actual results or developments may differ materially from the expectations expressed in the forward-looking statements.

As for the forward-looking statements that relate to future financial results and other projections, actual results will be different due to the inherent uncertainty of estimates, forecasts and projections and may be better or worse than projected. Given these uncertainties, you should not place any reliance on these forward-looking statements. These forward-looking statements also represent our estimates and assumptions only as of the date that they were made. We expressly disclaim a duty to provide updates to these forward-looking statements, and the estimates and assumptions associated with them, after the date of this filing to reflect events or changes in circumstances or changes in expectations or the occurrence of anticipated events.

You are advised to consult any additional disclosures we make in our reports on Form 10-K, Form 10-Q, Form 8-K, or their successors.  Other factors besides those discussed in this Current Report could also adversely affect us.

Item 1.01  Entry into a Material Definitive Agreement

On August 4, 2014, effective as of August 6, 2014 B-Scada, Inc. (the “Company”) entered into a Stock Purchase Agreement with Yorkmont Capital Partners, L.P. (“Yorkmont”) pursuant to which Yorkmont purchased 2,424,242 shares of the Company’s Common Stock, $.0001 per value for an aggregate purchase price of $800,000 ($.33 per share), which purchase price was paid to the Company by wire transfer to a Company account. In the Stock Purchase Agreement the parties made to each other certain customary representations concerning themselves and the validity and enforceability of the agreement.

Item 3.02 Unregistered Sales of Equity Securities

The information set forth in the last sentence of Item 1.01 hereof is incorporated by reference herein. The 2,424,242 shares of the Company’s Common Stock issued to Yorkmont were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Act”) afforded by Section 4(a)(2) of the Act based upon Yorkmont’s representations to the Company concerning its knowledge and experience in financial, tax and business matters, its ability to evaluate the risks and merits of an investment in such shares, its ability to bear the economic risk of the investment in the shares and that it was acquiring the shares for investment and not with a view to, or for resale in connection with any distribution of such shares. The Company further did not offer the shares by any form of general solicitation.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Stock Purchase Agreement dated as of August 6, 2014 between Yorkmont and the Company. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

B-SCADA, INC.

Dated: August 6, 2014	By:	/s/ Ronald DeSerranno
Name: Ronald DeSerranno Title: Chief Executive Officer

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